UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 10, 2026 (February 10, 2026)

CANTOR EQUITY PARTNERS IV, INC.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42809	98-1601014
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 East 59th Street

New York, NY 10022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 938-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	CEPF	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Appointment of Directors.

Effective February 10, 2026, the board of directors (the “Board”) of Cantor Equity Partners IV, Inc. (the “Company”) appointed Alan Riffkin as a member of the Board. Mr. Riffkin will serve as a Class II director. Additionally, effective February 10, 2026, the Board appointed Mr. Riffkin as a member of the audit committee of the Board (the “Audit Committee”) and a member of the compensation committee of the Board (the “Compensation Committee”).

Mr. Riffkin is an accomplished executive with extensive leadership experience in finance and real estate. Mr. Riffkin is the Managing Member, since December 2020, of AFR Capital Advisory LLC, a strategic advisor to real estate owners and operators. Mr. Riffkin also serves, since March 2024, as the Executive Chairman and Treasurer of AirWave Lease Insights, a private company that helps commercial landlords recover property taxes owed from their rooftop cellular tenants. Mr. Riffkin previously was a member of the Board of Directors of Resource REIT, Inc., an SEC registered, non-listed company from August 2021 until its multi-billion dollar sale in May 2022. From 2003 to December 2019, Mr. Riffkin held positions as Director to Managing Director of the Real Estate Investment Banking Group at Lazard Freres & Co LLC. From 1994 to 2003, he held positions as Associate to Vice President of the Real Estate, Technology and Industrial Groups in the Investment Banking Division of Goldman Sachs & Co. Prior to that, Mr. Riffkin held positions as Account Officer to Senior Account Officer at Citicorp in the Real Estate Division from 1988 to 1992. Mr. Riffkin was a Governing Trustee of the Urban Land Institute from 2017 - 2022. Mr. Riffkin received a Bachelor of Science degree from Cornell University and a Master of Business Administration from the Wharton School of the University of Pennsylvania. The Company believes that Mr. Riffkin is qualified to serve as a member of the Board due to his extensive experience in finance and business management.

In connection with the appointment of Mr. Riffkin, the Board approved the compensation to be paid to Mr. Riffkin for serving as a member of the Board of $50,000 per year, paid quarterly.

There are no family relationships between Mr. Riffkin and any director, executive officer, or person nominated or chosen by the Company to become an executive officer of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 10, 2026

CANTOR EQUITY PARTNERS IV, INC.

By:	/s/ Brandon Lutnick
Name:	Brandon Lutnick
Title:	Chief Executive Officer

[Signature Page to Form 8-K of Cantor Equity Partners IV, Inc. – Appointment of New Director]

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